UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 09, 2024

GALAXY NEXT GENERATION, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56006	61-1363026
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Galaxy Next Generation, Inc.

285 Big A Road

Toccoa, Georgia 30577

(Address of principal executive offices and zip code)

(706) 391-5030

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

Voluntary Petition for Reorganization and proposed Chapter 11 Plan

On May 9, 2024 (the "Petition Date"), Galaxy Next Generation, Inc. (the "Company" or the “Debtor”) filed a voluntary petition to commence proceedings under chapter 11  of title 11 of the United States Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the District of Northern Georgia (the "Bankruptcy Court"), Case No. 24-20552-jrs (the “Chapter 11 Case”).

The Chapter 11 filing was precipitated by a large judgment entered against the Company on March 26, 2024, in the Superior Court of Fulton County, Georgia, Case No. 2021CV352606 (the “Fulton County Suit”) by Bradley Ehlert (“Ehlert”). The Company filed a timely appeal with respect to the judgment, and believes there are grounds supporting its appeal.  On April 22, 2024, the trial court entered an order allowing the Company until May 9, 2024, to post a supersedeas bond in the amount of $10,035,000 in order to stay collection efforts by the judgment creditor pending resolution of the appeal.  The Company was unable to post a bond in that amount, and, as a result, was forced to seek relief under Chapter 11 to reorganize its affairs and preserve the value of its business and assets.

During Chapter 11 the Company has continued to operate its business and manage its property as a "debtor in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and Rules and orders of the Bankruptcy Court.

On or about May 29, 2024, the U.S. Trustee pursuant to its authority under Section 1102 of the Bankruptcy Code appointed an Official Committee of Unsecured Creditors (the “Creditors Committee”) in the Chapter 11 Case to represent the interests of general, unsecured creditors.

On November 22, 2024, the Company filed the Debtor’s First Amended Plan of Reorganization (the “Plan”) and the Disclosure Statement to Accompany Debtor’s First Amended Plan of Reorganization (the “Disclosure Statement”).  On November 25, 2024, the Bankruptcy Court entered an Order Approving Disclosure Statement to Accompany Debtor’s First Amended Plan of Reorganization and Scheduling Hearing on Confirmation (the “Confirmation Hearing Order”).  Copies of the Plan, Disclosure Statement and Confirmation Hearing Order are attached as Exhibits hereto.  All persons are urged to carefully read these documents for information concerning the Company’s proposed reorganization plan.  In the event of any conflicts or inconsistency between the language of this communication and the Plan or Disclosure Statement, the language of the Plan and Disclosure Statement shall control.

The terms of the Plan were negotiated with the  Creditors Committee and Ehlert.  Among other things, the Plan divides the creditors and shareholders into 12 separate classes of secured claims, unsecured claims and equity interests.  General, Unsecured Creditors are in Class 10 and are to receive certain distributions under the Plan as specified therein.  Allowed Equity Interests of shareholders of the Company are placed in Class 12.  The Plan provides that Class 12 Allowed Equity Interests are to be canceled as of the Effective Date of the Plan and shall receive no distributions under the Plan.  As a result of this treatment, Class 12 is deemed to reject the Plan and is not entitled to vote on the Plan.  The Plan also provides that following the Effective Date the Reorganized Debtor will no longer be a public corporation whose stock is publicly traded.

The Confirmation Hearing Order has scheduled the hearing for the Bankruptcy Court to consider confirmation of the Plan for January 8, 2025, at 10:00 a.m. ET.  It also establishes December 31, 2024, as the deadline for voting on the Plan and filing an objection to confirmation of the Plan.

Additional Information on the Chapter 11 Case

Court filings and information about the Chapter 11 Case can be found at a website maintained by the Company at https://galaxynext.us/chapter11. The documents and other information available via this website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the exhibits hereto may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement that does not directly relate to any historical or current fact and can be identified by the use of words in the future tense and statements accompanied by words such as "expect," "potential," "continue," "may," "will," "should," "predict," "intend," "plan," "anticipate" or the negative version of these words or other comparable words. Forward-looking statements are based on the Company's current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company's control. Many factors could cause the Company's actual results to differ materially and adversely from any of these forward-looking statements. Among these factors are: risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Bankruptcy Court with respect to the Plan; the effects of the Chapter 11 Case, including increased legal and other professional costs necessary to execute the Company's reorganization on the Company's liquidity (including the availability of operating capital during the pendency of the Chapter 11 Case), results of operations or business prospects; the effects of the Chapter 11 Case on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company's financial restructuring process, the proposed DIP Facilities, or other pleadings filed that could protract the Chapter 11 Case; risks associated with third-party motions in the Chapter 11 Case; Bankruptcy Court rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case in general; the Company's ability to comply with the restrictions imposed by the covenants, terms and conditions of the DIP Credit Agreements and other financing arrangements; employee attrition and the Company's ability to retain key executive management and other personnel due to the distractions and uncertainties resulting from the Chapter 11 Case; the Company's ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Case; impacts of the delisting of the Company's common stock from the Over the Counter Exchange and future quotation of the common stock; the financial and other effects of the Company's workforce reduction and other cost reduction actions, including an inability to realize the benefits from such actions within the anticipated timeframe; finalization of the Company's annual financial statements, including completion of standard annual-close processes; and any claims made against the Company resulting in litigation. These factors should not be construed as exhaustive and should be read in conjunction with the additional information and discussion of other risks and uncertainties included in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law. .

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
2.01	Debtor’s First Amended Plan of Reorganization
2.02	Disclosure Statement to Accompany Debtor’s First Amended Plan of Reorganization
2.03	Order Approving Disclosure Statement to Accompany Debtor’s First Amended Plan of Reorganization and Scheduling Hearing on Confirmation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY NEXT GENERATION, INC.
Dated: December 12, 2024
	By:	/s/ Magen McGahee
Magen McGahee, Secretary

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